                                                                   Exhibit 99.27

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

            _______________________________________________________
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1998-7
            _______________________________________________________

                 Monthly Period:                     5/1/00 to
                                                     5/31/00
                 Distribution Date:                  6/19/00
                 Transfer Date:                      6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1998-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.     Information Regarding the Current Monthly Distribution.
         -------------------------------------------------------

         1.    The total amount of the distribution to
               Certificateholders on the Distribution Date per
               $1,000 original certificate principal amount
                                                          Class A                              $5.94111
                                                          Class B                              $6.11889
                                                          Excess Collateral Amount             $6.38556

         2.    The amount of the distribution set forth in
               paragraph 1 above in respect of interest on
               the Certificates, per $1,000 original
               certificate principal amount
                                                          Class A                              $5.94111
                                                          Class B                              $6.11889
                                                          Excess Collateral Amount             $6.38556

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 2

         3.    The amount of the distribution set forth in paragraph 1
               above in respect of principal on the Certificates, per
               $1,000 original certificate principal amount
                                                                     Class A                                              $0.00000
                                                                     Class B                                              $0.00000
                                                                     Excess Collateral Amount                             $0.00000

B.       Information Regarding the Performance of the Trust.
         ---------------------------------------------------

         1.    Allocation of Principal Receivables.
               ------------------------------------

               The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                                     Class A                                       $105,971,981.42
                                                                     Class B                                       $  9,550,686.71
                                                                     Excess Collateral Amount                      $ 12,141,564.47
                                                                                                ----------------------------------
                                                                     Total                                         $127,664,232.60

         2.    Allocation of Finance Charge Receivables
               ----------------------------------------

               (a1)   The aggregate amount of Allocations of Finance Charge
                      Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                                     Class A                                        $11,153,196.99
                                                                     Class B                                        $ 1,005,177.87
                                                                     Excess Collateral Amount                       $ 1,277,859.09
                                                                                                ----------------------------------
                                                                     Total                                          $13,436,233.95

               (b1)   Principal Funding Investment Proceeds (to Class A)                                            $         0.00
               (b2)   Withdrawals from Reserve Account (to Class A)                                                 $         0.00
                                                                                                ----------------------------------
                      Class A Available Funds                                                                       $11,153,196.99

               (c1)   Principal Funding Investment Proceeds (to Class B)                                            $         0.00
               (c2)   Withdrawals from Reserve Account (to Class B)                                                 $         0.00
                      Class B Available Funds                                                                       $ 1,005,177.87

               (d1)   Principal Funding Investment Proceeds (to CIA)                                                $         0.00
               (d2)   Withdrawals from Reserve Account (to CIA)                                                     $         0.00
                      CIA Available Funds                                                                           $ 1,277,859.09

               (e1)   Total Principal Funding Investment Proceeds                                                   $         0.00
               (e2)   Investment Earnings on deposits to Reserve Account                                            $         0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 3

         3.    Principal Receivable / Investor Percentages
               -------------------------------------------

               (a)    The aggregate amount of Principal Receivables in
                      the Trust as of the last day of the Monthly Period                                        $36,124,641,027.99

               (b)    Invested Amount as of the last day of the preceding
                      month (Adjusted Class A Invested Amount
                      during Accumulation Period)
                                                                     Class A                                    $   750,000,000.00
                                                                     Class B                                    $    67,770,000.00
                                                                     Excess Collateral Amount                   $    85,845,000.00
                                                                                                          ------------------------
                                                                     Total                                      $   903,615,000.00

               (c)    The Floating Allocation Percentage: The Invested
                      Amount set forth in paragraph 3(b) above as a
                      percentage of the aggregate amount of Principal
                      Receivables as of the Record Date set forth in
                      paragraph 3(a) above
                                                                     Class A                                               2.076%
                                                                     Class B                                               0.188%
                                                                     Excess Collateral Amount                              0.238%
                                                                                                          ------------------------
                                                                     Total                                                 2.502%

               (d)    During the Amortization Period: The Invested Amount
                      as of ______ (the last day of the Revolving Period)
                                                                     Class A                                                 $0.00
                                                                     Class B                                                 $0.00
                                                                     Excess Collateral Amount                                $0.00
                                                                                                          ------------------------
                                                                     Total                                                   $0.00

               (e)    The Fixed/Floating Allocation Percentage: The Invested
                      Amount set forth in paragraph 3(d) above as a
                      percentage of the aggregate amount of Principal
                      Receivables set forth in paragraph 3(a) above
                                                                     Class A                                               0.000%
                                                                     Class B                                               0.000%
                                                                     Excess Collateral Amount                              0.000%
                                                                                                          -----------------------
                                                                     Total                                                 0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 4

         4.    Delinquent Balances.
               --------------------

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

               (a)    35 - 64 days                                                                               $  428,403,170.53
               (b)    65 - 94 days                                                                               $  277,772,886.82
               (c)    95 - 124 days                                                                              $  231,052,772.40
               (d)    125 - 154 days                                                                             $  196,167,513.76
               (e)    155 - 184 days                                                                             $  164,129,162.83
               (f)    185 or more days                                                                           $            0.00
                                                                                                                 -----------------
                                                                     Total                                       $1,297,525,506.34

         5.    Monthly Investor Default Amount.
               --------------------------------

               (a)    The aggregate amount of all defaulted Principal
                      Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                                                     Class A                                         $5,032,865.80
                                                                     Class B                                         $  453,585.22
                                                                     Excess Collateral Amount                        $  576,632.28
                                                                                                                     -------------
                                                                     Total                                           $6,063,083.30


         6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
               -----------------------------------------------------

               (a)    The aggregate amount of Class A Investor Charge-
                      Offs and the reductions in the Class B Invested
                      Amount and the Excess Collateral Amount
                                                                     Class A                                                 $0.00
                                                                     Class B                                                 $0.00
                                                                     Excess Collateral Amount                                $0.00
                                                                                             -------------------------------------
                                                                     Total                                                   $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 5

               (b)    The aggregate amount of Class A Investor Charge-Offs
                      reimbursed and the reimbursement of reductions in the
                      Class B Invested Amount and the Excess Collateral Amount
                                                       Class A                                                            $0.00
                                                       Class B                                                            $0.00
                                                       Excess Collateral Amount                                           $0.00
                                                                                                                          -----
                                                       Total                                                              $0.00


         7.    Investor Servicing Fee
               ----------------------
               (a)    The amount of the Investor Monthly Servicing Fee
                      payable by the Trust to the Servicer for the
                      Monthly Period

                                                       Class A                                                    $  937,500.00
                                                       Class B                                                    $   84,712.50
                                                       Excess Collateral Amount                                   $  107,306.25
                                                                                                                 --------------
                                                       Total                                                      $1,129,518.75


         8.    Reallocated Principal Collections
               ---------------------------------
                      The amount of Reallocated Excess Collateral Amount and
                      Class B Principal Collections applied in respect of
                      Interest Shortfalls, Investor Default Amounts or Investor
                      Charge-Offs for the prior month.

                                                       Class B                                                            $0.00
                                                       Excess Collateral Amount                                           $0.00
                                                                                                                          -----
                                                       Total                                                              $0.00

         9.    Excess Collateral Amount
               (a)    The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving
                      effect to withdrawals, deposits and payments to
                      be made in respect of the preceding month                                                  $85,845,000.00

         10.   The Portfolio Yield
               -------------------
                  The Portfolio Yield for the related Monthly Period                                                       9.79%

         11.   The Base Rate
               -------------
                  The Base Rate for the related Monthly Period                                                             8.75%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 6

  C      Information Regarding the Principal Funding Acccount
         ----------------------------------------------------

             1.   Accumulation Period

             (a)  Accumulation Period commencement date                                                              07/01/2001

             (b)  Accumulation Period Length (months)                                                                         1

             (c)  Accumulation Period Factor                                                                              23.60

             (d)  Required Accumulation Factor Number                                                                         8

             (e)  Controlled Accumulation Amount                                                                $903,615,000.00

             (f)  Minimum Payment Rate (last 12 months)                                                                   14.06%

             2.   Principal Funding Account
                  -------------------------

                  Beginning Balance                                                                                       $0.00
                       Plus:    Principal Collections for related Monthly Period from
                                Principal Account                                                                         $0.00
                       Plus:    Interest on Principal Funding Account Balance for
                                related Monthly Period                                                                    $0.00

                       Less:    Withdrawals to Finance Charge Account                                                     $0.00
                       Less:    Withdrawals to Distribution Account                                                       $0.00
                                                                                                        -----------------------
                  Ending Balance                                                                                          $0.00

             3.   Accumulation Shortfall
                  ----------------------

                           The Controlled Deposit Amount for the previous
                           Monthly Period                                                                                 $0.00

                  Less:    The amount deposited into the Principal Funding
                           Account for the Previous Monthly Period                                                        $0.00

                           Accumulation Shortfall                                                                         $0.00

                                                                                                        -----------------------
                           Aggregate Accumulation Shortfalls                                                              $0.00

             4.   Principal Funding Investment Shortfall
                  --------------------------------------

                           Covered Amount                                                                                 $0.00

                  Less:    Principal Funding Investment Proceeds                                                          $0.00

                                                                                                        -----------------------
                           Principal Funding Investment Shortfall                                                         $0.00
                                                                                                        -----------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1998-7
Page 7

  D.   Information Regarding the Reserve Account
       -----------------------------------------

             1.   Required Reserve Account Analysis
                  ---------------------------------

                  (a)  Required Reserve Account Amount percentage                                                       0.00000%

                  (b)  Required Reserve Account Amount ($)                                                            $    0.00
                       (0.5% of Invested Amount or other amount
                       designated by Transferor)

                  (c)  Required Reserve Account Balance after effect of
                       any transfers on the Related Transfer Date                                                     $    0.00

                  (d)  Reserve Draw Amount transferred to the Finance
                       Charge Account on the Related Transfer Date                                                    $    0.00

             2.   Reserve Account Investment Proceeds
                  -----------------------------------
                  Reserve Account Investment Proceeds transferred to the
                  Finance Charge Account on the Related Transfer Date                                                 $    0.00

             3.   Withdrawals from the Reserve Account
                  ------------------------------------
                  Total Withdrawals from the Reserve Account transferred
                  to the Finance Charge Account on the related Transfer                                               $    0.00
                  Date (1 (d) plus 2 above)

             4.   The Portfolio Adjusted Yield
                  ----------------------------
                  The Portfolio Adjusted Yield for the related Monthly Period                                              3.36%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page






                                           First USA Bank, National Association
                                           as Servicer


                                           By: /s/ Tracie Klein
                                               ----------------
                                               Tracie Klein
                                               First Vice President